UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 2, 2007

CLEARWIRE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-33349 (Commission File Number)	56-2408571 (I.R.S. Employer Identification No.)
4400 Carillon Point, Kirkland, WA 98033
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (425) 216-7600
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Agreement
ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
     On November 2, 2007, Clearwire Corporation (“the Company”) entered into an Incremental Facility Amendment (the “Amendment”) with Morgan Stanley Senior Funding, Inc, as administrative agent, term lender and co-lead arranger, Wachovia Bank N.A. as term lender, and Wachovia Capital Markets, LLC, as co-lead arranger, which amended the Credit Agreement dated July 3, 2007 (the “Credit Agreement”) to provide the Company with an additional $250 million in term loans. This additional funding, which closed on the same date, increases the size of the Company’s senior secured term loan facility to $1.25 billion. The company will use the additional proceeds to further support its expansion plans and for general corporate purposes.
     The material terms of the incremental term loans are the same as the terms of the loans under the original senior secured term loan facility. The details of the senior secured term loan facility were previously disclosed in a Current Report on Form 8-K filed by the Company on July 5, 2007, and are incorporated by reference herein.
     The foregoing descriptions of the senior secured term loan facility and the additional $250 million in term loans are qualified in their entirety by reference to the complete copy of the Credit Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 5, 2007 and the complete copy of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, both of which are incorporated by reference herein..
ITEM 7.01 Regulation FD Disclosure
     On November 2, 2007 the Company issued a Press Release announcing the increase to the senior secured term loan facility. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
     The information included in this Item 7.01, including Exhibit 99.1 furnished herewith, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.
ITEM 9.01. Financial Statements and Exhibits
(d)	Exhibits
10.1	Interim Facility Amendment dated November 2, 2007 among Clearwire Corporation and Morgan Stanley Senior Funding, Inc. as administrative agent and a Tranche C Term Lender, and Morgan Stanley Senior Funding, Inc., Wachovia Bank, N.A., as a Tranche C Term Lender, Morgan Stanley Senior Funding, Inc. and Wachovia Capital Markets, LLC, as lead arrangers.

99.1	Press release dated November 2, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 2, 2007	CLEARWIRE CORPORATION
	By:	/s/ JOHN A. BUTLER
John A. Butler
Chief Financial Officer

EXHIBIT INDEX
10.1	Interim Facility Amendment dated November 2, 2007 among Clearwire Corporation and Morgan Stanley Senior Funding, Inc. as administrative agent and a Tranche C Term Lender, and Morgan Stanley Senior Funding, Inc., Wachovia Bank, N.A., as a Tranche C Term Lender, Morgan Stanley Senior Funding, Inc. and Wachovia Capital Markets, LLC, as lead arrangers.

99.1	Press Release dated November 2, 2007